Dun & Bradstreet THIRD QUARTER 2022 FINANCIAL RESULTS November 3, 2022

This presentation contains statements that are not purely historical are forward-looking statements, including statements regarding expectations, hopes, intentions or strategies regarding the future. Forward-looking statements are based on Dun & Bradstreet’s management’s beliefs, as well as assumptions made by, and information currently available to, them. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements we make regarding the outlook for our future business and financial performance. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. It is not possible to predict or identify all risk factors. Consequently, the risks and uncertainties listed below should not be considered a complete discussion of all of our potential trends, risks and uncertainties. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on the utility of the information in this Presentation as a predictor of future performance. Any estimates and statements contained herein may be forward-looking in nature and involve significant elements of subjective judgment and analysis, which may or may not be correct. Risks, uncertainties and other factors may cause actual results to vary materially and potentially adversely from those anticipated, estimated or projected. For example, throughout this Presentation we discuss the Company’s business strategy and certain short and long term financial and operational expectations that we believe would be achieved based upon our planned business strategy for the next several years. These expectations can only be achieved if the assumptions underlying our business strategy are fully realized –some of which we cannot control (e.g., market growth rates, macroeconomic conditions and customer preferences) and we will review these assumptions as part of our annual planning process. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: (i) our ability to implement and execute our strategic plans to transform the business; (ii) our ability to develop or sell solutions in a timely manner or maintain client relationships; (iii) competition for our solutions; (iv) harm to our brand and reputation; (v) unfavorable global economic conditions including, but not limited to, volatility in foreign currency markets and supply chain disruptions; (vi) risks associated with operating and expanding internationally; (vii) failure to prevent cybersecurity incidents or the perception that confidential information is not secure; (viii) failure in the integrity of our data or systems; (ix) system failures and personnel disruptions, which could delay the delivery of our solutions to our clients; (x) loss of access to data sources or ability to transfer data across the data sources in markets we operate; (xi) failure of our software vendors and network and cloud providers to perform as expected or if our relationship is terminated; (xii) loss or diminution of one or more of our key clients, business partners or government contracts; (xiii) dependence on strategic alliances, joint ventures and acquisitions to grow our business; (xiv) our ability to protect our intellectual property adequately or cost-effectively; (xv) claims for intellectual property infringement; (xvi) interruptions, delays or outages to subscription or payment processing platforms; (xvii) risks related to acquiring and integrating businesses and divestitures of existing businesses; (xviii) our ability to retain members of the senior leadership team and attract and retain skilled employees; (xix) compliance with governmental laws and regulations; (xx) risks related to the voting letter agreement among and registration and other rights held by certain of our largest shareholders; (xxi) an outbreak of disease, global or localized health pandemic or epidemic, or the fear of such an event (such as the COVID-19 global pandemic), including the global economic uncertainty and measures taken in response; (xxii) the short- and long-term effects of the COVID-19 global pandemic, including the pace of recovery or any future resurgence; (xxiii) increased economic uncertainty related to the ongoing conflict between Russia and Ukraine associated trends in macroeconomic conditions, and (xxiv) the other factors described under the headings “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in our consolidated financial statements for the year ended December 31, 2021, included in our Annual Report of Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 24, 2022, our other Quarterly Reports and the Company’s other reports or documents filed with the SEC. All information herein speaks only as of (1) the date hereof, in the case of information about the Company, and (2) the date of such information, in the case of information from persons other than the Company. There can be no assurance any forecasts and estimates will prove accurate in whole or in part. The Company does not undertake any duty to update or revise the information contained herein, publicly or otherwise. The Presentation also includes certain financial information that is not presented in accordance with Generally Accepted Accounting Principles (“GAAP”), including, but not limited to, Adjusted Revenue, Organic Revenue, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Net Income, and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Further, it is important to note that non-GAAP financial measures should not be considered in isolation and may be considered in addition to GAAP financial information but should not be used as substitutes for the corresponding GAAP measures. It is also important to note that EBITDA, Adjusted EBITDA for specified fiscal periods have been calculated in accordance with the definitions thereof as set out in our public disclosures and are not projections of anticipated results but rather reflect permitted adjustments. Additionally, this Presentation contains forward-looking financial measures presented on a non-GAAP basis without reconciliation to the most directly comparable GAAP measure due to the inherent difficulty, without unreasonable efforts, in forecasting and quantifying with reasonable accuracy significant items required for this reconciliation. You should be aware that Dun & Bradstreet’s presentation of these and other non-GAAP financial measures in this Presentation may not be comparable to similarly-titled measures used by other companies. All amounts in this Presentation are in USD unless otherwise stated. All trademarks and logos depicted in this Presentation are the property of their respective owners and are displayed solely for purposes of illustration. DISCLAIMER

FINANCIAL HIGHLIGHTS (GAAP) METRICS THIRD QUARTER 2022 Revenue $556.3 million, +2.7% (+6.6% constant currency) Net income (loss) $8.0 million vs. $16.6 million Q3’21 Diluted earnings (loss) per share $0.02 1

FINANCIAL HIGHLIGHTS (NON-GAAP) METRICS THIRD QUARTER 2022 Adjusted revenue $556.3 million, +2.7% (+6.6% constant currency) Organic revenue $562.9 million, +3.9% constant currency Adjusted EBITDA $223.0 million, +1.2% Adjusted EBITDA margin 40.1% Adjusted net income $123.4 million, flat vs Q3 21 Adjusted diluted earnings per share $0.29 2

THIRD QUARTER HIGHLIGHTS • Revenue growth driven by both Finance & Risk and Sales & Marketing solutions. Third Party Risk & Supply Chain Risk Management solutions drove growth in F&R. In S&M, growth was driven primarily by Marketing, including the acquisitions of Eyeota and NetWise, and Master Data • Organic revenue grew 3.8% • Adjusted EBITDA increased 1.5% primarily driven by higher revenue, partially offset by investments in data and data processing • Adjusted EBITDA margin decreased due to the acquisitions in S&M that are growing rapidly with margins that are expected to scale over time $ IN MILLIONS NORTH AMERICA – Q3 49.6% 46.7% Q3 2021 Q3 2022 ADJUSTED EBITDA MARGIN % (290)bps (1) BFX represents the growth rate before the impact of foreign exchange 3 REVENUE ADJUSTED EBITDA $185.5 $188.4 Q3 2021 Q3 2022 1.5% FOURTH QUARTER HIGHLIGHTS$160.1 $179.5 $214.0 $224.1 Q3 2021 Q3 2022 12% $374.1 $403.6 5% 8% Finance & Risk Sales & Marketing 12% 5% 8% BFX (1)AFX

32.2% 33.8% Q3 2021 Q3 2022 FOURTH QUARTER HIGHLIGHTS • Organic revenue increased 4.3% primarily from the continued growth in Finance & Risk solutions, however total revenues decreased 9.0% due to negative impact of foreign exchange and divestiture • Adjusted EBITDA decreased 4.4% due to foreign exchange impact resulting from the strengthening U.S. dollar, partially offset by revenue growth from the underlying business • Adjusted EBITDA margin increased 160bps $ IN MILLIONS $59.1 $50.5 $108.7 $102.2 Q3 2021 Q3 2022 (14)% $152.7 (6)% (9)% Finance & Risk Sales & Marketing INTERNATIONAL – Q3 $54.0 $51.6 Q3 2021 Q3 2022 ADJUSTED EBITDA ADJUSTED EBITDA MARGIN % (4.4)% 160bps <(1)% 6% +3% (1) BFX represents the growth rate before the impact of foreign exchange BFX (1)AFX 4 REVENUE THIRD QUARTER HIGHLIGHTS$167.8

DEBT SUMMARY ($ IN MILLIONS) September 30, 2022 MATURITY INTEREST RATE Cash $204 Revolving Facility ($850.0) (1) $46 2025 LIBOR + 325 bps (2) Term Loan Facility (LIBOR) (1) $2,687 2026 LIBOR + 325 bps Term Loan Facility (SOFR) (1) $458 2029 SOFR + 325 bps Unsecured Notes (1) $460 2029 5.000% Total Debt (1) $3,651 Net Debt (1) $3,447 Net Debt / EBITDA 4.0x (1) Represents principal amount (2) Subject to a ratio-based pricing grid • The LIBOR based term loan has a $1 billion floating to fixed swap effective through March 2024 at 0.467 percent, and the SOFR based term loan has $250 million swapped from floating to fixed through February 2025 at 1.629 percent. • We also we have 3 cross currency swaps at $125M each that settle in July of 2024, 2025 and 2026

FINANCIAL METRICS 2022 GUIDANCE Total adjusted revenue – constant currency 5.5% – 6.5% Total adjusted revenue (1) $2,215 million to $2,235 million, or 2.1% – 3.0% Organic constant currency revenue growth 3.5% – 4.4% Adjusted EBITDA $865 million to $885 million Adjusted diluted earnings per share $1.10 to $1.14 Full year 2022 guidance is based upon the following estimates and assumptions: • Adjusted interest expense in the range of $185 to $195 million • Depreciation and amortization expense of approximately $90 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) • Adjusted effective tax rate approximately 24.5% • Weighted average diluted shares outstanding of approximately 430 million • Capex of approximately $180 million FULL YEAR 2022 FINANCIAL GUIDANCE 6 (1) 2022 revenue growth includes an approximate 3.4% foreign exchange headwind due primarily to the strengthening of the USD vs. the EUR, SEK and GBP

APPENDIX

In addition to reporting GAAP results, we evaluate performance and report our results on the non-GAAP financial measures discussed below. We believe that the presentation of these non-GAAP measures provides useful information to investors and rating agencies regarding our results, operating trends and performance between periods. These non-GAAP financial measures include adjusted revenue, organic revenue, adjusted earnings before interest, taxes, depreciation and amortization ("adjusted EBITDA"), adjusted EBITDA margin, adjusted net income and adjusted net earnings per diluted share. Adjusted results are non-GAAP measures that adjust for the impact due to certain acquisition and divestiture related revenue and expenses, such as costs for banker fees, legal fees, due diligence, retention payments and contingent consideration adjustments, restructuring charges, equity-based compensation, and other non-core gains and charges that are not in the normal course of our business, such as costs associated with early debt redemptions, gains and losses on sales of businesses, impairment charges, the effect of significant changes in tax laws and material tax and legal settlements. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and not indicative of our ongoing and underlying operating performance. Recognized intangible assets arise from acquisitions, primarily the Take-Private Transaction. We believe that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, our costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in our operating costs as personnel, data fee, facilities, overhead and similar items. Management believes it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation. Amortization of recognized intangible assets will recur in future periods until such assets have been fully amortized. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. As a result, we monitor our adjusted revenue growth both after and before the effects of foreign exchange rate changes. We believe that these supplemental non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance and comparability of our operating results from period to period. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to our reported results prepared in accordance with GAAP. Our non-GAAP or adjusted financial measures reflect adjustments based on the following items, as well as the related income tax. Adjusted Revenue We define adjusted revenue as revenue to include a revenue adjustment due to the timing of the completion of the Bisnode acquisition. Management uses this measure to evaluate ongoing performance of the business period over period. In addition, we isolate the effects of changes in foreign exchange rates on our revenue growth because we believe it is useful for investors to be able to compare revenue from one period to another, both after and before the effects of foreign exchange rate changes. The change in revenue performance attributable to foreign currency rates is determined by converting both our prior and current periods’ foreign currency revenue by a constant rate. Organic Revenue We define organic revenue as adjusted revenue before the effect of foreign exchange excluding revenue from acquired businesses for the first twelve months. In addition, organic revenue excludes current and prior year revenue associated with divested businesses. We believe the organic measure provides investors and analysts with useful supplemental information regarding the Company’s underlying revenue trends by excluding the impact of acquisitions and divestitures. Revenue from acquired businesses is primarily related to the acquisitions of Eyeota Holdings Pte Ltd ("Eyeota") and NetWise Data, LLC ("NetWise") in the fourth quarter of 2021. Revenue from divested businesses is related to the business-to-consumer business in Germany that was sold during the second quarter of 2022. Adjusted EBITDA and Adjusted EBITDA Margin We define adjusted EBITDA as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. excluding the following items: • depreciation and amortization; • interest expense and income; • income tax benefit or provision; • other non-operating expenses or income; • equity in net income of affiliates; • net income attributable to non-controlling interests; • other incremental or reduced expenses and revenue from the application of purchase accounting (e.g. commission asset amortization); • equity-based compensation; • restructuring charges; • merger, acquisition and divestiture-related operating costs; • transition costs primarily consisting of non-recurring expenses associated with transformational and integration activities, as well as incentive expenses associated with our synergy program; • legal expense associated with significant legal and regulatory matters; and • asset impairment. We calculate adjusted EBITDA margin by dividing adjusted EBITDA by adjusted revenue. NON-GAAP FINANCIAL MEASURES 7

Adjusted Net Income We define adjusted net income as net income (loss) attributable to Dun & Bradstreet Holdings, Inc. adjusted for the following items: • incremental amortization resulting from the application of purchase accounting. We exclude amortization of recognized intangible assets resulting from the application of purchase accounting because it is non-cash and is not indicative of our ongoing and underlying operating performance. The Company believes that recognized intangible assets by their nature are fundamentally different from other depreciating assets that are replaced on a predictable operating cycle. Unlike other depreciating assets, such as developed and purchased software licenses or property and equipment, there is no replacement cost once these recognized intangible assets expire and the assets are not replaced. Additionally, the Company’s costs to operate, maintain and extend the life of acquired intangible assets and purchased intellectual property are reflected in the Company’s operating costs as personnel, data fee, facilities, overhead and similar items; • other incremental or reduced expenses and revenue from the application of purchase accounting (e.g. commission asset amortization); • equity-based compensation; • restructuring charges; • merger, acquisition and divestiture-related operating costs; • transition costs primarily consisting of non-recurring expenses associated with transformational and integration activities, as well as incentive expenses associated with our synergy program; • legal expense associated with significant legal and regulatory matters; • asset impairment; • merger, acquisition and divestiture-related non-operating costs; • debt refinancing and extinguishment costs; • tax effect of the non-GAAP adjustments; and • other tax effect adjustments related to the tax impact of statutory tax rate changes on deferred taxes, the enactment of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") and other discrete items. Adjusted Net Earnings Per Diluted Share We calculate adjusted net earnings per diluted share by dividing adjusted net income (loss) by the weighted average number of common shares outstanding for the period plus the dilutive effect of common shares potentially issuable in connection with awards outstanding under our stock incentive plan. NON-GAAP FINANCIAL MEASURES (CONTINUED) 8

($ IN MILLIONS) THREE MONTHS ENDED SEPTEMBER 30, 2022 2022 2021 GAAP revenue $556.3 $541.9 Adjusted revenue $556.3 $541.9 Foreign currency impact $22.4 $1.1 Adjusted revenue before the effect of foreign currency $578.7 $543.0 Net revenue from acquisition and divestiture – before the effect of foreign currency (15.8) (1.4) Organic revenue - before the effect of foreign currency $562.9 $541.6 NON-GAAP RECONCILIATION: ADJUSTED REVENUE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 9

($ IN MILLIONS) THREE MONTHS ENDED SEPTEMBER 30, 2022 2022 2021 Net income (loss) $8.0 $16.6 Depreciation and amortization 145.1 156.7 Interest expense - net 48.6 48.1 (Benefit) provision for income tax - net (4.2) (2.8) EBITDA $197.5 $218.6 Other income (expense) - net (8.8) (13.3) Equity in net income of affiliates (0.5) (0.7) Net income (loss) attributable to the non-controlling interest 2.4 1.6 Other incremental or reduced expenses and revenue from the application of purchase accounting (3.6) (4.0) Equity-based compensation 17.9 9.0 Restructuring charges 6.6 4.8 Merger, acquisition and divestiture-related operating costs 5.3 2.1 Transition costs 4.8 1.7 Legal expense associated with significant legal and regulatory matters 0.3 0.5 Asset impairment 1.1 0.1 Adjusted EBITDA $223.0 $220.4 Adjusted EBITDA Margin (%) 40.1% 40.7% NON-GAAP RECONCILIATION: ADJUSTED EBITDA FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 10

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE DATA) THREE MONTHS ENDED SEPTEMBER 30, 2022 2022 2021 Net income (loss) attributable to Dun & Bradstreet Holdings, Inc. $8.0 $16.6 Incremental amortization of intangible assets resulting from the application of purchase accounting 122.8 135.0 Other incremental or reduced expenses and revenue from the application of purchase accounting (3.6) (4.0) Equity-based compensation 17.9 9.0 Restructuring charges 6.6 4.8 Merger, acquisition and divestiture-related operating costs 5.3 2.1 Transition costs 4.8 1.7 Legal expense associated with significant legal and regulatory matters 0.3 0.5 Asset impairment 1.1 0.1 Debt refinancing and extinguishment costs 1.3 - Tax effect of the non-GAAP adjustments (36.0) (42.3) Other tax effect adjustments (5.1) (0.1) Adjusted net income (loss) attributable to Dun & Bradstreet Holdings, Inc. $123.4 $123.4 Adjusted diluted earnings (loss) per share of common stock $0.29 $0.29 Weighted average number of shares outstanding – diluted 429.4 428.7 NON-GAAP RECONCILIATION: ADJUSTED NET INCOME FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2022 11